EXHIBIT 32.1

                        LAST MILE LOGISTICS GROUP, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Amendment No. 1 to Annual Report of Last Mile Logistics Group, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian P. Flood, President, Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer), of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods indicated.

Date:  May 8, 2007                 /s/Brian P. Flood
                                   ------------------
                                   Brian P. Flood
                                   President, Chief Operating Officer and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)